UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 12, 2008

FIDELITY NATIONAL FINANCIAL, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-32630	16-1725106

(State or other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

601 Riverside Avenue
Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (904) 854-8100
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
The Transactions
     On December 12, 2008, Fidelity National Financial, Inc., a Delaware corporation (“FNF”), through its title insurance underwriters, Fidelity National Title Insurance Company, an insurance company organized under the laws of the State of California (“FNTIC”), and Chicago Title Insurance Company, an insurance company organized under the laws of the State of Nebraska (“CTIC”), entered into an amended and restated stock purchase agreement with LandAmerica Financial Group, Inc., a Virginia corporation (“LFG”) to amend the terms of an existing stock purchase agreement among such parties, dated as of November 25, 2008 (as amended and restated, the “Stock Purchase Agreement”). Under the revised terms, subject to the conditions set forth in the Stock Purchase Agreement, FNTIC and FNF will acquire the capital stock of Lawyers Title Insurance Corporation, an insurance company organized under the laws of the State of Nebraska (“Lawyers”), from LFG and CTIC will acquire the capital stock of Commonwealth Land Title Insurance Company, an insurance company organized under the laws of the State of Nebraska (“Commonwealth”), from LFG, for an aggregate purchase price equal to the sum of (i) $181,762,521 in cash, subject to potential reduction, (ii) a subordinated promissory note due 2013 issued by FNF in an initial principal amount equal to $50,000,000 (the “FNF Note”), and (iii) a number of shares of FNF common stock equal to $50,000,000 divided by the greater of $14 and the closing price of FNF common stock on the New York Stock Exchange for the trading day prior to the closing date (the “Transaction”). In addition, subject to the conditions set forth in the Stock Purchase Agreement, FNTIC will acquire the capital stock of United Capital Title Insurance Company, an insurance company organized under the laws of the State of California (“United”), from an indirect subsidiary of LFG for a purchase price equal to a statutory measure of the net worth of United as of the closing (the “United Transaction”). LFG directly or indirectly owns 100% of the issued and outstanding shares of capital stock of each Commonwealth, Lawyers and United, with Commonwealth and Lawyers being LFG’s principal title insurance underwriters.
     Among other things, and in addition to the revised purchase consideration terms described above, the amendments to the original Stock Purchase Agreement provide for the following changes: (A) if the closing conditions under the Stock Purchase Agreement have been satisfied except for California state insurance approval with respect to the United Transaction or any other closing condition with respect to United, the Transaction will close and the closing of the United Transaction will be deferred until such conditions relating to United are either fulfilled or waived; (B) the Stock Purchase Agreement may be terminated by FNTIC and CTIC, on one hand, or LFG, on the other hand, if the closing date shall not have occurred on or before December 22, 2008; and (C) the amended and restated Stock Purchase Agreement no longer contemplates entry into an escrow agreement with respect to LFG’s indemnification obligations under the Stock Purchase Agreement and, instead, such indemnification obligations, if any, will be funded by reduction in the principal amount of the FNF Note.
     The proposed transactions are subject to certain closing conditions and regulatory approvals, including, among others, (i) the entry of final approval orders by the Chapter 11 court, (ii) the absence of any injunction or order prohibiting the proposed transactions, subject to certain limited exceptions, (iii) the expiration or termination of the Hart-Scott-Rodino Act waiting period, (iv) the receipt of Form A approvals from applicable state insurance regulators, (v) subject to certain exceptions, the accuracy of representations and warranties of the other party, and (vi) material compliance of the other party with its covenants. Closing is expected to take place as early as late December 2008. The Stock Purchase Agreement also provides certain standard termination rights for the parties, as well as the right for FNTIC and CTIC to terminate the Stock Purchase Agreement if any insurance regulatory authority imposes any material limits on the ability of Commonwealth, Lawyers and United to issue policies to the extent they were permitted to do so prior to November 24, 2008 or otherwise on their ability to operate their businesses in the ordinary course in a manner materially adverse to FNTIC and CTIC.
General
     The foregoing summary of the amended and restated Stock Purchase Agreement, and the transactions contemplated thereby, is not complete, and is qualified in its entirety by reference to the full text of the amended and restated Stock Purchase Agreement filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. In the event of any conflict between the foregoing summary and the full text of the Stock Purchase Agreement, the text of the amended and restated Stock Purchase Agreement shall control.
     The Stock Purchase Agreement contains representations and warranties that the parties have made to each other as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties, the Stock Purchase Agreement is not intended to be a source of factual, business or operational information about any of the parties thereto. The representations and warranties were made as of specific dates, only for purposes of the proposed transactions, and solely for the benefit of the parties to the Stock Purchase Agreement. These representations and warranties may be subject to limitations agreed between the parties, including being qualified by disclosures between the parties. The representations and warranties may have been made to allocate risks among the parties, including where the parties do not have complete knowledge of all facts, instead of establishing matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.
     Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Stock Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of these representations and warranties, which may or may not be fully reflected in the parties’ public disclosures.
Forward-Looking Statements
     This filing contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the possibility that the proposed transactions will not be completed due to the failure to secure necessary regulatory approvals; the possibility that there are unexpected delays in obtaining regulatory approvals; the possibility that the revenues, cost savings, growth prospects and any other synergies expected from the proposed transaction may not be fully realized or may take longer to realize than expected; changes in general economic, business and political conditions, including changes in the financial markets; continued weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF’s Form 10-K and other filings with the Securities and Exchange Commission.
ITEM 8.01. OTHER EVENTS
     On December 15, 2008, FNF announced that the state of Nebraska Department of Insurance issued an order approving FNF’s acquisition of all of the issued and outstanding shares of Commonwealth and Lawyers. The following day, FNF announced that the Chapter 11 court approved the Stock Purchase Agreement and the Transaction.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit
Number	Description

10.1	Stock Purchase Agreement, dated as of November 25, 2008 as amended and restated as of December 12, 2008, among Fidelity National Title Insurance Company, Chicago Title Insurance Company and LandAmerica Financial Group, Inc.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.
By:	/s/ Anthony J. Park
Anthony J. Park
Chief Financial Officer

Dated: December 18, 2008

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EXHIBIT INDEX

Exhibit
Number	Description

10.1	Stock Purchase Agreement, dated as of November 25, 2008 as amended and restated as of December 12, 2008, among Fidelity National Title Insurance Company, Chicago Title Insurance Company and LandAmerica Financial Group, Inc.

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